AMENDMENT TO CONSULTING AGREEMENT

This Amendment to the CONSULTING AGREEMENT (this "Amendment") is made and entered into on the 21st day of September, 2020 between Milestone Management

Services, a limited liability company organized under the laws of the state of Nevada (the "Consultant"), and Wikisoft Corp. a corporation organized under the laws of the State of Nevada, ("Client").

WHEREAS, the Client and Consultant are parties to a consulting agreement effective as of August 1st, 2020 (the "Agreement"). Under the Agreement, the Consultant agrees to provide the services of Strategic Advisory, Two Press Releases per month, One Media Service per month, Social Media Management, Influencer Marketing, Informational Website w/ PPC campaign, Investor Inquiry Management.

WHEREAS, the parties to this Amendment now desire to make certain modifications and amendments to the Agreement provided herein; and

NOW, THEREFORE, in consideration of the mutual provisions, covenants and undertakings set forth in this Amendment and in the Agreement, and other good and valuable consideration which is hereby acknowledged, the parties to this Amendment agree as follows:

1.  Wikisoft has compensated Tyrell Crosby for the Influencer Campaign with 12,500 Restricted 144 shares of WSFT.

2.  Milestone has completed one month of social media management and one press release.

3.  The contract start date will be delayed from 8/1/2020 until 3/1/2021. The services provided by Milestone and the compensation owed by Wikisoft in the original agreement are to remain the same.

4.  Milestone should be exponentially issued their stock compensation in book form with 62,500 Restricted 144 shares of WSFT.

This Amendment contains all revised terms and conditions agreed upon by the parties. All terms and conditions in the Agreement not amended herein remain in full force and effect.

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amended Agreement, effective as of the date set forth above.

CONSULTANT:

Signature: /s/ Jonathon Olsen

Name: Jonathon Olson

Date: 9/21/2020

Company & Position: Milestone Management Services/ CEO

CLIENT:

Signature: /s/ Rasmus Refer

Name: Rasmus Refer

Date: 9/21/2020

Company & Position: Wikisoft Corp. /Chairman

CLIENT:

Signature: /s/ Carsten Falk

Name: Carsten Falk

Date: 9/21/2020

Company & Position: Wikisoft Corp. /CEO

2